================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 10, 2005
                                                          --------------

                                 SMARTPROS LTD.
                                 --------------
             (Exact name of Registrant as specified in its charter)


           Delaware                   001-32300                 13-4100476
----------------------------      -------------------      ---------------------
(State or other jurisdiction       (Commission File           (IRS Employer
      of incorporation)                 Number)             Identification No.)



                12 Skyline Drive
               Hawthorne, New York                                 10532
-------------------------------------------------           --------------------
     (Address Of Principal Executive Office)                     (Zip Code)

        Registrant's telephone number, including area code (914) 345-2620
                                                           --------------






Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under  the Exchange  Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02: RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On March 10, 2005 we issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference, announcing our financial results for the year ended December 31, 2004.

ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS

    (c) EXHIBITS.


           EXHIBIT
             NO.                            DESCRIPTION
             ---                            -----------

            99.1       Press  release,   dated  November  8,  2004,   announcing
                       financial results for year ended December 31, 2004.



         In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.



                                           SmartPros Ltd.

Dated:  March 10, 2005                     By:    /s/ Allen S. Greene
                                               ---------------------------------
                                               Allen S. Greene,
                                               Chief Executive Officer